UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VELO3D, INC.

(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VELO3D, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET ELO 3D VELO3D, INC. 2710 LAKEVIEW COURT FREMONT, CA 94538 V96108-P49444 You invested in VELO3D, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the Velo3D, Inc. 2026 Proxy Statement and Notice of Annual Meeting of Stockholders and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2026 1:00 PM PT Virtually at: www.virtualshareholdermeeting.com/VLD2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.proxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Voting Items 1. Election of Class II Directors Nominees: 01) Stefan Krause 02) Lily Mei 2. Ratification of the appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Board Recommends For For 3. Advisory vote to approve named executive officer compensation. 4. Advisory vote on frequency of Say-On-Pay. For 1 Year 5. Approval of amendment to the 2021 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V96109-P49444